                           SECOND AMENDMENT TO AMENDED AND
                         RESTATED REVOLVING CREDIT AGREEMENT


     SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 10, 1998 (the "AMENDMENT") among OEA, INC., a Delaware corporation (the "COMPANY"), each of the banks named under the caption "Banks" on the signature pages hereof (individually, a "BANK" and, collectively, the "BANKS"), BANQUE NATIONALE DE PARIS, U.S. BANK NATIONAL ASSOCIATION and UNION BANK OF CALIFORNIA, N.A., as Co-Agents and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

     WHEREAS, the Company, the Agent, the Co-Agents and the Banks have entered into an Amended and Restated Revolving Credit Agreement dated as of April 10, 1998, as amended by a First Amendment thereto dated as of June 11, 1998, (as amended the "EXISTING AGREEMENT") pursuant to which the Banks agreed to make Loans (as defined in the Existing Agreement) to the Company in an aggregate principal amount not to exceed $180,000,000 at any time outstanding, on and subject to the terms and conditions thereof;

     WHEREAS, the Company has given the Agent notice of its desire to reduce the amount of the Commitments to $150,000,000; and

     WHEREAS, the parties wish to amend the Existing Agreement to (a) reduce the amount of the Commitments, (b) modify certain covenants, and (c) increase pricing;

     NOW, THEREFORE, the parties agree as follows:

     Section1.      DEFINITIONS.  Terms defined in the introductory paragraphs hereof shall have their respective defined meanings when used in this Amendment and, except as otherwise expressly provided herein, terms defined in the Existing Agreement shall have their respective defined meanings when used in this Amendment. In addition, the following terms shall have the following meanings (terms defined in the introductory paragraphs or this SECTION 1 in the singular to have correlative meanings when used in the plural and VICE VERSA):

          "EFFECTIVE DATE" shall mean as of October 31, 1998, which will be deemed to occur upon the first date, if any, which occurs before the termination of this Amendment pursuant to SECTION 5 hereof and on which the conditions precedent in SECTION 3 shall have been satisfied.

     Section2.      AMENDMENTS TO EXISTING AGREEMENT.  The following amendments are hereby made to the Existing Agreement with effect from and after the Effective Date:

            (a) DEFINITIONS. SECTION 1.1 of the Existing Agreement is amended by (i) amending and restating in their entirety the definitions of "APPLICABLE MARGIN" and "AUTHORIZED OFFICER" as follows and (ii) adding the following new definitions in alphabetical order:

          " "AEROTEST" shall mean Aerotest Operations, Inc., a California corporation, together with its successors and assigns.

          "AEROSPACE SECURITY AGREEMENT" shall mean the Security Agreement between Aerospace and the Agent, as collateral agent, in substantially the form of EXHIBIT K hereto, as the same may be amended from time to time.

          "AEROTEST SECURITY AGREEMENT" shall mean the Security Agreement between Aerotest and the Agent, as collateral agent, in substantially the form of EXHIBIT K hereto, and the same may be amended from time to time.

          "APPLICABLE MARGIN" shall mean, for any period and for the type of Loan or fee indicated below, the number of basis points per annum set forth below corresponding with the applicable ratio of consolidated Indebtedness of the Company and its Subsidiaries to EBITDA plus interest income, as determined in accordance with SECTION 8.11 hereof:

                             INDEBTEDNESS TO EBITDA RATIO

-------------------------------------------------------------------------------------------------------------
              LEVEL I       LEVEL II             LEVEL III            LEVEL IV              LEVEL V
-------------------------------------------------------------------------------------------------------------
 RATIO        GREATER THAN  LESS THAN 3.75:1.0   LESS THAN 3.0:1.0    LESS THAN 2.5:1.0     LESS THAN 2.0:1.0
              OR EQUAL TO   but GREATER          but GREATER          but GREATER
              3.75:1.0      THAN OR              THAN OR              THAN OR
                            EQUAL TO             EQUAL TO             EQUAL TO
                            3.0:1.0              2.5:1.0              2.0:1.0
-------------------------------------------------------------------------------------------------------------
 FACILITY        25.0          25.0                12.5                 12.5                    12.5
 FEE
-------------------------------------------------------------------------------------------------------------
 FED FUNDS        225           200               162.5                112.5                    87.5
 RATE
-------------------------------------------------------------------------------------------------------------
 LIBOR RATE       225           200               162.5                112.5                    87.5
-------------------------------------------------------------------------------------------------------------

     For purposes of determining the Applicable Margin, consolidated Indebtedness to EBITDA shall be calculated by the Company as provided in
     SECTION 8.11 hereof as of the end of each of its fiscal quarters and shall be reported to the Agent pursuant to a certificate executed by a senior financial officer of the Company and delivered concurrently with the certificate required by SECTION 8.1 hereof. The Applicable Margin shall be adjusted, if necessary, effective on and after the first Business Day after the date of receipt by the Agent of the certificate required to be delivered pursuant to SECTION 8.1 hereof; provided, however, that if such certificate, together with the financial statements to which such certificate relates, are not delivered by the required delivery date, then Level I pricing shall apply until the date such certificate is actually delivered and unless it indicates that a lower Level is applicable. Notwithstanding the foregoing, Level I pricing shall apply until the fiscal quarter ended on April 30, 1999.

          "AUTHORIZED OFFICER" shall mean (a) (i) in the case of the Company, its chief executive officer, its chief operating officer, its president, automotive safety products, its chief financial officer, any Person designated as an "Authorized Officer" of the Company in SCHEDULE 2 attached hereto or any other Person designated as an "Authorized Officer" of the Company for the purpose of this Agreement, the Security Documents to which it is a party and the documents delivered by the Company in connection herewith or therewith in an officer's certificate executed by the Company's secretary, assistant secretary or chief financial officer and delivered to the Agent; (ii) in the case of Aerospace, its President, Vice-President/Treasurer or Secretary, any other Person designated as an "Authorized Officer" of Aerospace in SCHEDULE 2 attached hereto or any other Person designated as an "Authorized Officer" of Aerospace for purpose of the Security Documents to which it is a party in an officer's certificate executed by Aerospace's President, Vice-President/Treasurer or Secretary and delivered to the Agent; and (iii) in the case of Aerotest, its President, Vice President/Treasurer or Secretary, any other Person designated as an "Authorized Officer" of Aerotest in SCHEDULE 2 attached hereto or any other Person designated as an "Authorized Officer" of Aerotest for purposes of the Security Documents to which it is a party in an officer's certificate executed by Aerotest's President, Vice-President/Treasurer or Secretary and delivered to the Agent; and (b) in the case of each Bank, any officer of such Bank designated as its "Authorized Officer" in SCHEDULE 1 attached hereto or any officer of such Bank designated as its "Authorized Officer" for the purpose of this Agreement or any documents delivered in connection herewith, in a certificate executed by one of its Authorized Officers. Any action taken under this Agreement, the Security Documents to which it is a party or other documents to which it is party in connection herewith or therewith, on behalf of the Company, or the Security Documents to which it is a party, on behalf of Aerospace or Aerotest, as applicable, by any individual who on or after the date of this Agreement shall have been an Authorized Officer thereof, and whom the Agent or any Bank in good faith believes to be a Authorized Officer of the Company, Aerospace or Aerotest, as applicable, at the time of such action shall be binding on the Company, Aerospace, or Aerotest, as applicable, even though such individual shall have ceased to be an Authorized Officer of the Company, Aerospace or Aerotest, as applicable, and any action taken under this Agreement or the Security Documents on behalf of any Bank by any individual who on or after the date of this Agreement shall have been an Authorized Officer of such Bank and whom the Company in good faith believes to be an Authorized Officer of such Bank at the time of such action shall be binding on such Bank even though such individual shall have ceased to be an Authorized Officer of such Bank.

          "COMPANY SECURITY AGREEMENT" shall mean the Security Agreement between the Company and the Agent, as collateral agent, in substantially the form of EXHIBIT L hereto, as the same may be amended from time to time.

          "PYROINDUSTRIE LEASE TRANSACTIONS" shall have the meaning specified in
     SECTION 2.5(b).

          "SECURITY DOCUMENTS" means collectively, the Pledge Agreements, the Company Security Agreement, Aerospace Security Agreement, Aerotest Security Agreement and the French Filing Documents."

          (b) SECTION 2.5 OF THE EXISTING AGREEMENT SECTION 2.5 of the Existing Agreement is hereby amended as of the date hereof by relettering clause
(b) as clause (c) and inserting a new clause (b) as follows:

          "(b)   The Company agrees to notify the Agent immediately upon
          Pyroindustrie S.A. entering (i) any transaction involving the sale or other transfer of any of its real property to any Person (other than the Company or any Subsidiary) with the intent to lease such property as lessee or (ii) any transaction involving the lease of any personal property from any Person (other than the Company or any Subsidiary) (collectively, the "PYROINDUSTRIE LEASE TRANSACTIONS"). Each such notice shall describe such transactions, including the anticipated net proceeds to Pyroindustrie, in the case of a sale/leaseback, or the fair market value of the leased equipment, as applicable, under such Pyroindustrie Lease Transactions, and the Agent shall promptly notify the Banks of the content of such notice. Effective upon, in the case of a sale/leaseback transaction, the date of receipt of the gross proceeds less reasonable and customary expenses thereof by Pyroindustrie, or the commencement date of the equipment lease, the Commitments shall be automatically reduced in the amount of such net proceeds, in the case of the sale/leaseback, or the fair market value of the equipment under lease (as certified by the Authorized Officer of the Company) in the case of an equipment lease, and the Company agrees to prepay immediately the principal amount of the Loans outstanding in excess of the reduced amount of the Commitments, without any further notice or action by the Agent or the Banks."

          (c) SECTION 2.11(c) OF THE EXISTING AGREEMENT. SECTION 2.11(c) of the Existing Agreement is hereby amended by deleting the dollar amount "$180,000,000" appearing therein and substituting the dollar amount "$150,000,000" therefor.

          (d) SECTIONS 7.3, 7.4, 7.5 AND 7.6 OF THE EXISTING AGREEMENT. SECTIONS 7.3, 7.4, 7.5 and 7.6 of the Existing Agreement are hereby amended and restated in their entirety as follows:

          "7.3. LITIGATION. There are no legal or arbitral proceedings or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Company) threatened against the Company or any of its Subsidiaries which would have a material adverse effect on (i) the financial condition, operations or business taken as a whole of the Company and its Subsidiaries or (ii) the ability of the Company, Aerospace or Aerotest to perform their respective obligations under this Agreement, the Notes, the Security Documents or L/C Related Documents to which it is a party.

          7.4. NO BREACH. The execution, delivery and performance by the Company of this Agreement, the Notes, the L/C Related Documents and Security Documents to which it is a party will not conflict with or result in a breach of, or cause the creation of a Lien (other than as contemplated by the L/C Related Documents or Security Documents to which it is a party) or require any consent under, the certificate of incorporation or by-laws of the Company or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, except for any breach of, or failure to obtain any consent required under any such agreement or instrument that would not have a material adverse effect on (i) the financial condition, operations or business taken as a whole of the Company and its Subsidiaries or (ii) the ability of the Company, Aerospace or Aerotest to perform their respective obligations under this Agreement, the Notes, the Security Documents or L/C Related Documents to which it is a party.

          7.5. CORPORATE POWER AND ACTION; BINDING EFFECT. The Company has all necessary corporate power and authority to execute, deliver and perform its respective obligations under this Agreement, the Notes, the L/C Related Documents and Security Documents to which it is a party; the execution, delivery and performance by the Company of this Agreement, the Notes, the L/C Related Documents and Security Documents to which it is a party have been duly authorized by all necessary corporate action on its part; and this Agreement, the L/C Related Documents and Security Documents to which it is a party have been duly and validly executed and delivered by the Company, and constitute, and each of the Notes when executed and delivered for value will constitute, legal, valid and binding obligations, enforceable in accordance with its terms.

          7.6. APPROVALS. Except for notice filings with the appropriate governmental authorities, no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of this Agreement, the Notes, the L/C Related Documents or Security Documents to which it is a party or for the validity or enforceability thereof."

          (e) SECTION 7.12(b)(ii), (c)(ii) AND (e)(ii) OF THE EXISTING AGREEMENT. SECTIONS 7.12(b)(ii), (c)(ii) and (e)(ii) of the Existing Agreement are hereby amended and restated as follows: "or (ii) the ability of the Company, Aerospace or Aerotest to perform their respective obligations under this Agreement, the Notes, the Security Documents or the L/C Related Documents to which it is a party."

          (f) SECTION 8.5 OF THE EXISTING AGREEMENT. SECTION 8.5 of the Existing Agreement is hereby amended by adding the phrase "Except for the Pyroindustrie Lease Transactions," at the beginning thereof.

          (g) SECTION 8.6(h) OF THE EXISTING AGREEMENT. SECTION 8.6(h) of the Existing Agreement is hereby amended by deleting the phrase "Pledge Agreements and French Filing Documents" appearing therein and substituting the phrase "Security Documents" therefor.

          (h) AMENDMENT TO SECTION 8.10. SECTION 8.10 of the Existing Agreement is hereby amended and restated in its entirety as follows:

          "8.10. TANGIBLE NET WORTH. The Company shall maintain, as at the last day of each fiscal quarter, a Consolidated Tangible Net Worth of not less than that specified below for the period indicated:

     For Fiscal Quarter(s) Ending On         Consolidated Tangible Net Worth
     --------------------------------        --------------------------------
     October 31, 1998                        $155,000,000
     January 31, 1999                        $148,000,000
     April 30, 1999                          $150,000,000
     July 31,1999                            $150,000,000
     October 31, 1999 and Thereafter         $150,000,000 plus 50% of Net Income
                                             (if positive), for each fiscal
                                             quarter ended after October 31,
                                             1999 determined on a cumulative
                                             basis, plus the net proceeds of the
                                             issuance of any capital stock of
                                             the Company and its Subsidiaries
                                             issued at any time."

          (i) AMENDMENT TO SECTION 8.11. SECTION 8.11 of the Existing Agreement is hereby amended and restated in its entirety as follows:

          "8.11 INDEBTEDNESS TO EBITDA. The Company will not permit the ratio of the consolidated Indebtedness of the Company and its Subsidiaries for the 12-month period ending on the last day of each fiscal quarter listed below to the sum of EBITDA plus interest income for the 12-month period ending on the last day of such fiscal quarter to be greater than the ratio specified for such quarter below, all calculated in accordance with GAAP:

                  12-Month Period Ending On        Ratio
                  -------------------------        -----
                  October 31, 1998                 5.5:1.0
                  January 31, 1999                 7.0:1.0
                  April 30, 1999                   5.0:1.0
                  July 31, 1999                    3.5:1.0
                  October 31, 1999                 3.0:1.0
                  January 31, 2000                 3.0:1.0
                  Thereafter                       2.75:1.0"


          (j) SECTION 8.13 OF THE EXISTING AGREEMENT. SECTION 8.13 of the Existing Agreement is hereby amended and restated in its entirety as follows:

          "8.13. MINIMUM INTEREST COVERAGE. The Company will not permit the ratio of EBITDA for the 12-month period ending on the last day of each fiscal quarter listed below to Interest Expense for the 12-month period ending on the last day of such fiscal quarter to be less than the ratio specified below for the time period indicated, all calculated in accordance with GAAP:

                  12-Month Period Ending On       Ratio
                  -------------------------       -----
                  October 31, 1998                2.5:1.0
                  January 31, 1999                1.5:1.0
                  April 30, 1999                  2.0:1.0
                  July 31, 1999 and Thereafter    3.0:1.0"


          (k) SECTION 9(c) OF THE EXISTING AGREEMENT. SECTION 9(c) of the Existing Agreement is hereby amended by deleting the phrase "Pledge Agreement and L/C Related Documents" appearing therein and substituting the phrase "Security Document or any L/C Related Document" therefor.

          (l) SECTION 9(d) OF THE EXISTING AGREEMENT. SECTION 9(d) of the Existing Agreement is hereby amended by adding the section reference "2.5(b)" immediately after the word "SECTION" appearing therein.

          (m) SECTION 9(k) OF THE EXISTING AGREEMENT. SECTION 9(k) of the Existing Agreement is hereby amended and restated as follows:

          "(k)   a default shall occur under any Security Document or L/C
     Related Document; any Security Document or L/C Related Document shall at any time and for any reason (other than its express terms) be discontinued or cease to be in full force and effect; the Lien purported to be created by any Security Document shall at any time and for any reason cease to be a duly perfected first priority Lien on the "Collateral," as defined therein, or".

          (n) SECTION 10 OF THE EXISTING AGREEMENT. SECTION 10 of the Existing Agreement is hereby amended by (i) deleting the phrase "Pledge Agreements" each time it appears therein and substituting the phrase "Security Documents" therefor and (ii) deleting the word "Aerospace" each time it appears therein and substituting the phrase "Aerospace or Aerotest" therefor.

          (o) SECTION 11.1 OF THE EXISTING AGREEMENT. SECTION 11.1 of the Existing Agreement is hereby amended by deleting the phrase "Pledge Agreements" each time it appears therein and substituting the phrase "Security Documents" therefor.

          (p) SECTION 11.3 OF THE EXISTING AGREEMENT. SECTION 11.3 of the Existing Agreement is hereby amended by deleting the phrase "Pledge Agreements" each time it appears therein and substituting the phrase "Security Documents" therefor.

          (q) SECTION 11.6 OF THE EXISTING AGREEMENT. SECTION 11.6 of the Existing Agreement is hereby amended by deleting the phrase "Pledge Agreement" each time it appears therein and substituting the phrase "Security Documents to which it is a party" therefor.

          (r) SECTIONS 11.11, 11.12 AND 11.13 OF THE EXISTING AGREEMENT. SECTIONS 11.11, 11.12 and 11.13 of the Existing Agreement are hereby amended by deleting the phrase "OEA Pledge Agreement" each time it appears therein and substituting the phrase "Security Documents to which it is a party" therefor.

          (s) SCHEDULES 1 AND 2 OF THE EXISTING AGREEMENT. SCHEDULES 1 and 2 to the Existing Agreement are hereby amended to be in the form of SCHEDULES 1 and 2 hereto.

          (t) EXHIBITS L AND K. The Existing Agreement is hereby amended as of the date hereof to add EXHIBITS L and K thereto in the form of EXHIBITS L and K hereto.

     SECTION3.   CONDITIONS TO EFFECTIVE DATE.  The occurrence of the Effective
Date shall be subject to the satisfaction, on and as of the Effective Date, of the following conditions precedent:

          (a) AMENDMENT. The Company, the Agent and the Majority Banks shall have executed and delivered this Amendment.

          (b) SECURITY DOCUMENTS. The Company, Aerospace and Aerotest shall have executed and delivered to the Agent the Company Security Agreement, Aerospace Security Agreement and Aerotest Security Agreement, as applicable.

          (c) NO DEFAULT. No Default shall have occurred and be continuing under the Existing Agreement and the representations and warranties of the Company in SECTION 7 of the Existing Agreement, as amended hereby, and in
SECTION 7 hereof shall be true and correct on and as of the Effective Date (except to the extent such representations and warranties state that they relate solely to a specified date) and the Company shall have provided to the Agent a certificate of a senior officer of the Company to that effect.

          (d) CERTIFICATE OF INCORPORATION. The Company shall have delivered to the Agent, in form and substance satisfactory to the Agent, a certificate of the secretary or assistant secretary of the Company
(i) confirming that the certificate of incorporation and by-laws of the Company have not been amended since June 11, 1998 or (ii) setting forth a true and correct copy of any amendment to the certificate of incorporation or by-laws of the Company adopted on or after June 11, 1998.

          (e) COMPANY RESOLUTIONS. The Company shall have delivered to the Agent a copy, duly certified by the secretary or an assistant secretary of the Company, of (i) resolutions of the Company's Board of Directors authorizing or ratifying the execution and delivery of this Amendment, the Security Documents to which it is a party and the Replacement Notes and authorizing the borrowings under the Existing Agreement, as amended hereby, (ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to this Amendment, the Security Documents and Replacement Notes.

          (f) COMPANY INCUMBENCY CERTIFICATE. The Company shall have delivered to the Agent a certificate of the secretary or an assistant secretary of the Company certifying the names of the Company's officers authorized to sign this Amendment, any Security Documents to which it is a party, the Replacement Notes and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

          (g) AEROSPACE AND AEROTEST ARTICLES OF INCORPORATION. Each of Aerospace and Aerotest shall have provided to the Agent a certificate of the secretary or assistant secretary of each of Aerotest and Aerospace as to their respective articles of incorporation and by-laws.

          (h) AEROSPACE AND AEROTEST RESOLUTIONS. Each of Aerospace and Aerotest shall have provided to the Agent a copy, duly certified by the secretary or an assistant secretary of each of Aerospace and Aerotest, of
(i) resolutions of their respective Board of Directors authorizing or ratifying the execution and delivery of the Security Documents to which it is a party,
(ii) all documents evidencing other necessary corporate action, and (iii) all approvals or consents, if any, with respect to the Security Documents to which it is a party.

          (i) AEROSPACE AND AEROTEST INCUMBENCY CERTIFICATE. The Agent shall have received a certificate of the secretary or an assistant secretary of each of Aerospace and Aerotest certifying the names of their respective officers authorized to sign the Security Documents to which it is a party and all other documents or certificates to be delivered hereunder, together with the true signatures of such officers.

          (j) REPLACEMENT NOTES. The Company shall have delivered to each Bank a promissory note of the Company (each a "REPLACEMENT NOTE" and collectively, the "REPLACEMENT NOTES"), substantially in the form of EXHIBIT A hereto, payable to the order of such Bank in the amount of such Bank's Commitment Amount. Upon receipt of its Replacement Note, each Bank will:
(i) record the aggregate unpaid principal amount of its Note dated April 10, 1998 (with respect to such Bank, its "ORIGINAL NOTE") issued under the Existing Agreement in its records, or, at its option, on the schedule attached to its Replacement Note as the aggregate unpaid principal amount of the Replacement Note; (ii) mark its Original Note as replaced by its Replacement Note; and
(iii) return the Original Note to the Company. Thereafter, all references in the Existing Agreement and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to the Note or Notes shall be deemed references to each Replacement Note or the Replacement Notes. The replacement of an Original Note with a Replacement Note shall not be construed to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, such Original Note outstanding at the time of replacement.

          (k) LIEN SEARCHES. Satisfactory lien search results concluded against the Company, Aerospace and Aerotest.

          (l) UCC FINANCING STATEMENTS. Such duly executed financing statements and other documents together with such other acts and things as the Agent may have required to establish and maintain a valid lien and security interest in the collateral described in the Security Documents.

          (m) LEGAL OPINION. The Company shall have delivered to the Agent an opinion of the Company's, Aerospace's and Aerotest's counsel, in the form and substance satisfactory to the Agent.

          (n) AMENDMENT FEE. The Company shall have paid to the Agent, for the account of the Banks who have approved in writing the transactions contemplated by this

Amendment on or before December 2, 1998, a non-refundable fee equal to the product of 10 basis points times the Commitment Amount of such approving Bank to be in effect on the Effective Date.

          (o) OTHER. The Company shall have delivered such other documents as the Agent may reasonably request.

     SECTION4.   EFFECTIVE DATE NOTICE.  Promptly following the occurrence of the Effective Date, the Agent shall give notice to the parties hereto of the occurrence of the Effective Date, which notice shall be conclusive, and all parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or any Bank arising out of any failure of any condition precedent set forth in SECTION 3 to be satisfied.

     SECTION5.   TERMINATION.  If the Effective Date shall not have occurred on or before December 30, 1998, the Agent on instructions of the Majority Banks may terminate this Amendment by notice in writing to the Company at any time before the occurrence of the Effective Date; provided, that the obligations of the Company under SECTION 12 shall survive such termination.

     SECTION6.   RATIFICATION.  The parties agree that the Existing Agreement, the Pledge Agreements and the Notes have not lapsed or terminated, are in full force and effect, and are and from and after the Effective Date shall remain binding in accordance with their terms, as amended hereby.

     SECTION7.   REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to the Agent and the Banks that:

          (a) NO BREACH. The execution, delivery and performance by the Company of this Amendment, the Existing Agreement, as amended hereby, and the Security Documents to which it is a party and Replacement Notes will not conflict with or result in a breach of, or cause the creation of a Lien (other than as contemplated by the Company Security Agreement) or require any consent under, the certificate of incorporation or by-laws of the Company, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound.

          (b)    INCORPORATION, CORPORATE POWER AND ACTION, BINDING EFFECT.
The Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware and has all necessary corporate power and authority to execute, deliver and perform its obligations under this Amendment, the Existing Agreement, as amended hereby, the Security Documents to which it is a party and the Replacement Notes; the execution, delivery and performance by the Company of this Amendment, the Existing Agreement, as amended hereby, the Security Documents to which it is a party and the Replacement Notes have been duly authorized by all necessary corporate action on its part; and this Amendment, the Security Documents which it is a party and the Replacement Notes have been duly and validly executed and delivered by the Company and constitute legal, valid and binding obligations, enforceable in accordance with its terms.

          (c) APPROVALS. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Company of this Amendment, the Existing Agreement as amended hereby, the Security Documents to which it is a party or the Replacement Notes or for the validity or enforceability thereof.

     SECTION8.   CERTAIN USAGES.  From and after the Effective Date, each
reference to the Existing Agreement in the Existing Agreement or in other agreements, documents or instruments referred to or provided for in or delivered under the Existing Agreement shall be deemed to refer to the Existing Agreement, as amended hereby.

     SECTION9.   SUCCESSORS AND ASSIGNS.  This Amendment, the Security
Documents to which it is a party and the Replacement Notes shall be binding upon and inure to the benefit of the Company, the Agent, the Banks and their respective successors and assigns, except that the Company may not transfer or assign any of its rights or interest hereunder.

     SECTION10. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

     SECTION11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and any party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

     SECTION12. EXPENSES. Whether or not the Effective Date shall occur, without limiting the obligations of the Company under the Existing Agreement, the Company agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by (i) the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, any Security Document, the Replacement Notes and the other agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of Gardner, Carton & Douglas, special counsel to the Agent, and (ii) any Bank in connection with enforcement of this Amendment, the Existing Agreement as amended hereby, any Security Document, its Replacement Note and the agreements, documents and instruments referred to herein or therein, including the reasonable fees and expenses of counsel to such Bank.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers as of the day and year first above written.

                                        OEA, INC.

                                        By: /s/ J. Thompson McConathy
                                           -------------------------------------
                                             Name:  J. Thompson McConathy
                                             Title: Vice President Finance

                                        THE NORTHERN TRUST COMPANY,
                                        as Agent

                                        By: /s/ James F.T. Monhart
                                           -------------------------------------
                                             Name:  James F.T. Monhart
                                             Title: Senior Vice President

                                        THE NORTHERN TRUST COMPANY,
                                        as Issuing Lender

                                        By: /s/ James F.T. Monhart
                                           -------------------------------------
                                             Name:  James F.T. Monhart
                                             Title: Senior Vice President


                                        BANKS:

                                        THE NORTHERN TRUST COMPANY, individually

                                        By: /s/ James F.T. Monhart
                                           -------------------------------------
                                             Name:  James F.T. Monhart
                                             Title: Senior Vice President

                                        BANQUE NATIONALE DE PARIS, individually
                                        and as Co-Agent

                                        By: /s/ Clive Bettles
                                           -------------------------------------
                                             Name:  Clive Bettles
                                             Title: Senior Vice President &
                                                    Manager

                                        By: /s/ Mitchell M. Ozawa
                                           -------------------------------------
                                             Name:  Mitchell M. Ozawa
                                             Title: Vice President

                                        U.S. BANK NATIONAL ASSOCIATION,
                                        individually and as Co-Agent

                                        By: /s/ William J. Sullivan
                                           -------------------------------------
                                             Name:  William J. Sullivan
                                             Title: Vice President

                                        UNION BANK OF CALIFORNIA, N.A.,
                                        individually and as Co-Agent

                                        By: /s/ Wanda Headrick
                                           -------------------------------------
                                             Name:  Wanda Headrick
                                             Title: Vice President

                                        CREDIT AGRICOLE INDOSUEZ, individually

                                        By: /s/ David Bouhl
                                           -------------------------------------
                                             Name:  David Bouhl, F.V.P.
                                             Title: Head of Corporate Banking
                                                    Chicago

                                        By: /s/ Dean Balice
                                           -------------------------------------
                                             Name:  Dean Balice
                                             Title: Senior Vice President &
                                                    Branch Manager


                                        LASALLE NATIONAL BANK, individually

                                        By: /s/ Michael Bryan
                                           -------------------------------------
                                             Name:  Michael Bryan
                                             Title: Vice President


                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                        LTD., individually

                                        By: /s/ Mark A. Thompson
                                           -------------------------------------
                                             Name:  Mark A. Thompson
                                             Title: Senior Vice President &
                                                    Team Leader